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CUSIP NO. 898402-10-2                13D/A                         PAGE 23 OF 24
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                                                                       Exhibit 1
                                                                       ---------

               Joint Filing Agreement Pursuant to Rule 13d-1(k)(1)

The undersigned hereby agree that this document shall be filed on behalf of each of them.

                   ROBERT M. HEARIN SUPPORT FOUNDATION

                   /s/ Robert M. Hearin, Jr.
                   ----------------------------------------
                   Robert M. Hearin, Jr., Trustee

                   /s/ Matthew L. Holleman, III
                   ----------------------------------------
                   Matthew L. Holleman, III, Trustee

                   /s/ Daisy S. Blackwell
                   ----------------------------------------
                   Daisy S. Blackwell, Trustee

                   /s/ E. E. Laird, Jr.
                   ----------------------------------------
                   E. E. Laird, Jr., Trustee

                   /s/ Laurie Hearin McRee
                   ----------------------------------------
                   Laurie Hearin McRee, Trustee

                   /s/ Alan W. Perry
                   ----------------------------------------
                   Alan W. Perry, Trustee

                   THE ROBERT M. HEARIN FOUNDATION

                   /s/ Robert M. Hearin, Jr.
                   ----------------------------------------
                   Robert M. Hearin, Jr., Trustee

                   /s/ Matthew L. Holleman, III
                   ----------------------------------------
                   Matthew L. Holleman, III, Trustee

                   /s/ Daisy S. Blackwell
                   ----------------------------------------
                   Daisy S. Blackwell, Trustee

                   /s/ E. E. Laird, Jr.
                   ----------------------------------------
                   E. E. Laird, Jr., Trustee

                   /s/ Laurie Hearin McRee
                   ----------------------------------------
                   Laurie Hearin McRee, Trustee

                   /s/ Alan W. Perry
                   ----------------------------------------
                   Alan W. Perry, Trustee


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CUSIP NO. 898402-10-2                13D/A                         PAGE 24 OF 24
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                   CAPITOL STREET CORPORATION


              By:  /s/ Matthew L. Holleman, III
                   ----------------------------------------
                   Name:   Matthew L. Holleman, III
                   Title:  President

                   GALAXIE CORPORATION

              By:  /s/ Matthew L. Holleman, III
                   ----------------------------------------
                   Name:  Matthew L. Holleman, III
                   Title:  Chief Executive Officer and President


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